UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 3, 2010

ATHENA SILVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        Effective August 3, 2010, the Board of Directors of Athena Silver Corporation (the “Company”) issued a Promissory Note evidencing  a loan by John D. Gibbs (the “Lender”) in the original principal amount of $25,000.

        Interest will accrue on the outstanding balance of the Promissory Note at 6% per annum beginning August 3, 2010.  The Promissory Note is due in full on or before December 31, 2011.

       The Company has agreed to pay the Lender a financing fee in the form of 50,000 shares of common stock of the Company.

        The Promissory Note is unsecured.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

       The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Silver Corporation, a Delaware corporation (the “Company”):

a.

On August 3, 2010, the Company issued, without registration under the Securities Act of 1933, as amended, (the “Securities Act”), an aggregate of 50,000 shares of the Company’s $.0001 par value common stock (the “Common Stock” or “Shares”).  The Shares were valued at $0.10 per share or $5,000 and paid as a financing fee in connection with a loan in the original principal amount of $25,000.

b.

No placement agent or finder was used in the offering.  The shares were sold to one (1) investor who qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

c.

See subparagraph (a) above.  No commissions or other fees were paid in connection with the transaction.

d.

The grant of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2), 4(6) and 3(b) and Rule 506 of Regulation D thereunder.  The investor qualified as an “accredited investor”.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believe that the accredited investor obtained all information regarding the Company that was requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

Not applicable.

f.

There were no cash proceeds as a result of this transaction.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Promissory Note dated August 3, 2010 to John D. Gibbs

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: August _3, 2010	By: /s/ John C. Power___________ John C. Power, President

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